SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                Pursuant to Section 13 or 15(d) of the Securities
                              Exchange Act of 1934


Date of Report: OCTOBER 9, 2001

                       TRIDENT SYSTEMS INTERNATIONAL INC.
                       ----------------------------------
             (Exact name of registrant as specified in its charter)

  NEVADA                            000-30769                      87-0419231
---------------                   -------------                 ---------------
(State or other                    (Commission                   (IRS Employer
jurisdiction of                    File Number)                  Identification
incorporation)                                                       Number)

                       180 Newport Center Drive, Suite 100
                         Newport Beach, California 92660
                         -------------------------------
                   (Address of executive offices and Zip Code)

Registrant's telephone number, including area code: (949) 644-2454 not applicable
                                ----------------
          (Former name or former address, if changed since last report)



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Item 5.  Other Material Events

         A revaluation of "Marketable Securities" carried on the Company's balance sheet at June 30, 2001 reflects a value of $1,199,975 rather than $2,200,000 as contained in the Consolidated Financial Statements for the quarter ended June 30, 2001.

         Subsequent to June 30, 2001, the Company has determined that an amicable resolution of its differences with JBE Electronics, Inc. cannot be made. As such, the transaction has been rescinded.

         As to Futronix, Inc., the Company remains unable to obtain current financial statements at June 30, 2001. Discussions continue as to a resolution of this matter.

         Depending on the resolution of various matters, the Company will either file an amended quarterly report for the six months ended June 30, 2001 or file, as timely as possible, its quarterly report for the nine months ended September 30, 2001.


















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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 9, 2001                              By:  \s\ Alan R. Sporn
                                                        -----------------------
                                                        Alan R. Sporn
                                                        CEO and President


















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